LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

COLLECTION PERIOD:                                    NOVEMBER 1-30, 2005                PAYMENT DATE:         DEC 15 2005
DETERMINATION DATE:                                   DEC 08 2005                        REPORT BRANCH:        2051
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INITIAL DEAL                                             TOTAL            CLASS A-1      CLASS A-2        CLASS A-3     CLASS A-4
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Class Percentages                                            100.00%           13.43%          38.00%          28.57%        20.00%
Initial Pool Balance                                  303,017,069.52    40,690,863.62  115,146,486.42   86,576,305.58 60,603,413.90
Prefunding                                             46,982,930.48     6,309,136.38   17,853,513.58   13,423,694.42  9,396,586.10
Total Balance                                         350,000,000.00    47,000,000.00  133,000,000.00  100,000,000.00 70,000,000.00
Note Balance Total                                    350,000,000.00    47,000,000.00  133,000,000.00  100,000,000.00 70,000,000.00
Number of Contracts                                           16,520
Class Pass Through Rates                                                       3.346%           3.82%           4.08%         4.25%
Servicing Fee Rate                                          1.75000%
Indenture Trustee Fee                                       0.00300%
Custodian Fee                                               0.02000%
Backup Servicer Fee                                         0.02000%
Insurance Premium Fee                                       0.20000%
Demand Note Rate                                            5.25000%

Initial Weighted Average APR                               11.23900%
Initial Weighted Average Monthly Dealer
   Participation Fee Rate                                   0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
    Dealer Participation) of Remaining Portfolio           11.23900%
Initial Weighted Average Remaining Term                        64.00
Initial Weighted Average Original Term                         68.00

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CURRENT MONTH CERTIFICATE
    BALANCES                                         TOTAL       CLASS A-1       CLASS A-2          CLASS A-3       CLASS A-4
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BOP:

Prior Month Pool Balance                         295,288,624.75         0.00   125,288,624.74    100,000,000.00   70,000,000.00
Prefunding Pool Balance                                    0.00         0.00             0.00              0.00            0.00
Total Pool Balance                               295,288,624.75         0.00   125,288,624.74    100,000,000.00   70,000,000.00
Total Note Balance                               288,767,421.92         0.00   118,767,421.92    100,000,000.00   70,000,000.00

EOP:
Number of Current Month Closed Contracts                    435
Number of Reopened Loans                                   0.00
Number of Contracts - EOP                                16,373
Pool Balance  -  EOP                             284,329,434.09         0.00   114,329,434.08    100,000,000.00   70,000,000.00
Prefunding Pool Balance                                    0.00         0.00             0.00              0.00            0.00
Total Pool Balance  -  EOP                       284,329,434.09         0.00   114,329,434.08    100,000,000.00   70,000,000.00
Total Note Balance - EOP                         276,887,807.73         0.00   106,887,807.73    100,000,000.00   70,000,000.00

Class Collateral Pool Factors                        0.79110802   0.00000000       0.80366773        1.00000000   1.00000000

Weighted Average APR of Remaining Portfolio           11.30846%
Weighted Average Monthly Dealer
    Participation Fee Rate                             0.00000%
Weighted Average Adjusted APR (net of Monthly
    Dealer Participation) of Remaining Portfolio      11.30846%
Weighted Average Remaining Term                           60.19
Weighted Average Original Term                            68.54

                                                                     page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A
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TOTAL DISTRIBUTION AMOUNT                                                                                            CONTRACTS
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    Monthly Payments:              Principal                                                         4,752,699.83
                                   Interest                                                          2,748,665.78
    Early Payoffs:                 Principal Collected                                               5,382,612.01
                                   Early Payoff Excess Servicing Compensation                               16.61
                                   Early Payoff Principal Net of Rule of 78s Adj.                    5,382,595.40           380
                                   Interest                                                             60,312.33
    Liquidated Receivable:         Principal Collected                                                   7,172.33
                                   Liquidated Receivable Excess Servicing Compensation                       0.00
                                   Liquidated Receivable Principal Net of Rule of 78s Adj.               7,172.33            54
                                   Interest                                                               (572.24)
    Purchase Amount:               Principal                                                            19,268.13             1
                                   Interest                                                                119.04
                                                                    Total Principal                 10,161,735.69
                                                                    Total Interest                   2,808,524.91
                                                                    Total Principal and Interest    12,970,260.60
    Recoveries                                                                                         368,352.16
    Excess Servicing Compensation                                                                           16.61
    Late Fees & Miscellaneous Fees                                                                      73,341.33
    Collection Account Customer Cash                                                                13,411,970.70
    ADDITIONAL COLLECTION ACCOUNT CASH:
    Collection Account Investment Income                                                                33,136.00
    Prefunding Account Investment Income                                                                     0.00
    Mandatory Special Redemption                                                                             0.00
    Available Funds                                                                                 13,445,106.70

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                                                                                           DISTRIBUTION      SHORTFALL / DRAW
 DISTRIBUTION                                                                                    AMOUNT      DEFICIENCY CLAIM
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                                           13,445,106.70
Monthly Dealer Participation Fee                                              0.00         13,445,106.70              0.00
Prior Unpaid Dealer Participation Fee                                         0.00         13,445,106.70

Servicing Fees:                      Current Month Servicing Fee        430,629.24
                                     Prior Period Unpaid Servicing Fee        0.00
                                     Late Fees & Miscellaneous Fees      73,341.33
                                     Excess Servicing Compensation           16.61
                                                  Total Servicing Fees: 503,987.18         12,941,119.52              0.00
Indenture Trustee Fee                                                       721.92         12,940,397.60              0.00
Custodian Fee                                                             4,921.48         12,935,476.12              0.00
Backup Servicer Fee                                                       4,921.48         12,930,554.64              0.00
Prior Unpaid Indenture Trustee Fee                                            0.00         12,930,554.64              0.00
Prior Unpaid Custodian Fee                                                    0.00         12,930,554.64              0.00
Prior Unpaid Backup Servicer Fee                                              0.00         12,930,554.64              0.00

                                                                     page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

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                                                                                         DISTRIBUTION    SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                      AMOUNT       DEFICIENCY CLAIM
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Class A-1 Note Interest:                  Current Month                                0.00  12,930,554.64         0.00
                                          Prior Carryover Shortfall                    0.00  12,930,554.64
Class A-2 Note Interest:                  Current Month                          378,076.29  12,552,478.35         0.00
                                          Prior Carryover Shortfall                    0.00  12,552,478.35
Class A-3 Note Interest:                  Current Month                          340,000.00  12,212,478.35         0.00
                                          Prior Carryover Shortfall                    0.00  12,212,478.35
Class A-4 Note Interest:                  Current Month                          247,916.67  11,964,561.68         0.00
                                          Prior Carryover Shortfall                    0.00  11,964,561.68
Principal Payment Amount:                 Current Month                        4,437,987.83   7,526,573.85         0.00
                                          Prior Carryover Shortfall                    0.00   7,526,573.85
Certificate Insurer:                      Reimbursement Obligations                    0.00   7,526,573.85         0.00
                                          Premium                                 46,148.17   7,480,425.68         0.00
Demand Note Interest Payment Amount       Current Month                           53,593.70   7,426,831.98         0.00
                                          Prior Carryover Shortfall                    0.00   7,426,831.98         0.00
Demand Note                               Reimbursement                                0.00   7,426,831.98         0.00
Expenses:                                 Trust Collateral Agent Reimbursement         0.00   7,426,831.98         0.00
                                          Indenture Trustee                            0.00   7,426,831.98         0.00
                                          Backup Servicer                              0.00   7,426,831.98         0.00
                                          Custodian                                    0.00   7,426,831.98         0.00
Distribution to (from) the Spread Account                                      7,426,831.98           0.00

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LIQUIDATED RECEIVABLES
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                                                                                                   CUMULATIVE CRAM DOWN LOSS
LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS:                                                         BALANCE           UNITS

     BOP Liquidated Receivable Principal Balance        795,170.25     BOP Cram Down loss Balance    14,645.82       1.00
     Current Month Cram Down Loss                         9,457.05     Current Month Cram Down Loss   9,457.05       3.00
     Liquidation Principal Proceeds                       7,172.33
     Principal Loss                                     797,454.97
     Prior Month Cumulative Principal Loss LTD        1,413,968.62
     Cumulative Principal Loss LTD                    2,211,423.59     Cumulative Cram Down Loss     24,102.87       4.00

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STATISTICAL INFORMATION
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DELINQUENCY STATUS:         # OF CONTRACTS        AMOUNT     % OF TOTAL POOL
                                                                 Balance

    Current                         12,576    224,050,641.04          78.80%
    1-29 Days                        3,505     56,518,072.87          19.88%
    30-59 Days                         164      1,992,731.69           0.70%
    60-89 Days                          65        739,582.77           0.26%
    90-119 Days                         40        686,674.44           0.24%
    120 Days or More                    23        341,731.28           0.12%
                             Total  16,373    284,329,434.09         100.00%

                                                                     page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                          Trigger           Trigger         Event of Default        Event of
                                      Current Month      Threshold           Event              Threshold            Default

Average Delinquency Ratio                0.91699%          5.25%               No                 7.25%                No
Cumulative Default Rate                     1.00%          3.58%               No                 3.81%                No
Cumulative Loss Rate                        0.35%          1.79%               No                 2.10%                No

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                                     # OF CONTRACTS     AMOUNT *                                    # OF CONTRACTS       AMOUNT *

Prior Month Inventory                            28   566,619.77          Prior Month Inventory                4        90,842.88
Repurchased                                       0         0.00                    Repurchased                0             0.00
Adjusted Prior Month Inventory                   28   566,619.77 Adjusted Prior Month Inventory                4        90,842.88
Current Month Repos                              29   508,125.89            Current Month Repos               34       674,261.53
Repos Actually Liquidated                        26   527,639.60   Repos from Trust Liquidation                1        13,556.30
Repos Liquidated at 60+ or 150+                   1    13,556.30      Repos Actually Liquidated                8       169,145.72
Dealer Payoff                                     0         0.00                  Dealer Payoff                0             0.00
Redeemed / Cured                                  0         0.00               Redeemed / Cured                0             0.00
Purchased Repos                                   0         0.00                Purchased Repos                0             0.00
Current Month Inventory                          30   533,549.76        Current Month Inventory               31       609,514.99
                                * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                     # OF CONTRACTS            AMOUNT
Current Month Balance                           57         804,627.30
Cumulative Balance                             168       2,344,377.76

Current Month Proceeds                                       6,600.09
Cumulative Proceeds                                        135,590.20

Current Month Recoveries                                   368,352.16
Cumulative Recoveries                                      996,226.21

                                               RECEIVABLES LIQUIDATED AT 150 OR
                                               MORE DAYS DELINQUENT, 60 OR MORE
                                               DAYS PAST THE DATE AVAILABLE FOR             CUMULATIVE RECEIVABLES
                                                SALE AND BY ELECTION:                       LIQUIDATED AT 150+ AND 60+:
                                                         Balance              Units                   Balance      Units
Prior Month                                            33,109.28                  5                  4,345.09          1
Current Trust Liquidation Balance                      42,644.76                  2                 42,644.76          2
Current Monthly Principal Payments                       (548.86)
Cram Down Loss                                              0.00
Reopened Loan Due to NSF                                1,799.99                  1
Current Repurchases                                         0.00                  0
Current Recovery Sale Proceeds                              0.00                  0
Deficiency Balance of Sold Vehicles                         0.00
EOP                                                    77,005.17                  8                 46,989.85          3

                                                                     page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

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STATISTICAL INFORMATION CONTINUED
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   SPREAD ACCOUNT RECONCILIATION
                                                                                REQUISITE AMOUNT:          4,374,995.64

Initial Deposit                                                3,787,713.37
BOP Balance                                                    4,374,995.64
Subsequent Transfer Required Deposit                                   0.00
Remaining Distribution Amount                                  7,426,831.98
Investment Income                                                 14,794.38
Current Month Draw                                                     0.00
EOP Balance Prior to Distribution                             11,816,622.00

Spread Account Release Amount                                  7,441,626.36

EOP Balance                                                    4,374,995.64

Class A Principal Payment Amount                               7,441,626.36
Demand Note Supplemental Interest Payment Amount                       0.00
Class R Certificateholder Distribution                                 0.00

   DEMAND NOTE

Demand Note Initial Balance                                   10,605,597.43
Subsequent Transfer                                            1,644,390.35
Demand Note Amount                                            12,249,987.78

OVERCOLLATERALIZATION AMOUNT                                   7,441,626.36

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                        24,066,609.78                 8.46%

REQUIRED TOTAL ENHANCEMENT AMOUNT                             28,432,943.41                10.00%

   PREFUNDING ACCOUNT RECONCILIATION

 Initial Deposit                                              46,982,930.48
 BOP Balance                                                           0.00
 Subsequent Transfer                                                   0.00
 Investment Income Earned                                              0.00
 Investment Income Deposited to Note Account                           0.00
 Mandatory Special Redemption                                          0.00
 Remaining Prefunding Balance                                                                0.00
 Undistributed Investment Income                                                             0.00
 EOP Balance Before Release to Servicer                                                      0.00
 Prefunding Account Balance Released to Servicer                       0.00
 EOP Balance                                                           0.00

                                                                     page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A
TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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       CUMULATIVE LOSS:                                               CUMULATIVE GROSS DEFAULT:
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         UP TO MONTH        TRIGGER EVENT           EVENT OF DEFAULT     UP TO MONTH         TRIGGER EVENT     EVENT OF DEFAULT

              3                 0.90%                     1.15%               3                  1.79%               2.08%
              6                 1.79%                     2.10%               6                  3.58%               3.81%
              9                 2.24%                     2.67%               9                  4.26%               4.85%
              12                3.58%                     3.81%               12                 6.72%               6.92%
              15                4.07%                     4.33%               15                 7.74%               7.87%
              18                4.89%                     5.19%               18                 9.78%               9.44%
              21                5.33%                     6.06%               21                10.26%              11.02%
              24                5.91%                     6.58%               24                10.74%              11.96%
              27                6.29%                     7.10%               27                11.43%              12.91%
              30                6.86%                     7.61%               30                12.47%              13.84%
              33                7.24%                     8.14%               33                13.16%              14.79%
              36                7.62%                     8.48%               36                13.85%              15.42%
              39                7.81%                     8.65%               39                14.20%              15.73%
              42                8.00%                     9.00%               42                14.54%              16.36%
              45                8.00%                     9.00%               45                14.54%              16.36%
              48                8.00%                     9.00%               48                14.54%              16.36%
              51                8.00%                     9.00%               51                14.54%              16.36%
              54                8.00%                     9.00%               54                14.54%              16.36%
              57                8.00%                     9.00%               57                14.54%              16.36%
              60                8.00%                     9.00%               60                14.54%              16.36%
              63                8.00%                     9.00%               63                14.54%              16.36%
              66                8.00%                     9.00%               66                14.54%              16.36%
              69                8.00%                     9.00%               69                14.54%              16.36%
              72                8.00%                     9.00%               72                14.54%              16.36%
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AVERAGE DELINQUENCY RATIO:
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         UP TO MONTH        TRIGGER EVENT           EVENT OF DEFAULT

              12                5.25%                     7.25%
              24                6.25%                     8.25%
              72                7.25%                     9.25%

                                                                     page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2005 and were performed in conformity with the Sale and Servicing Agreement dated June 1,
2005.

/s/ Maureen E. Morley
-----------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     page 7 of 7